UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):     March 8, 2006

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

5455 Spine Road, Suite C, Boulder, Colorado   80301
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 527-2903

______________________________________________________
(Former name or former address, if changed since last report)
___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01	REGULATION FD DISCLOSURE

       On March 9, 2006, Global Casinos, Inc. (OTCBB: GBCS) responded to the press release issued by DTLL, Inc., dated March 8, 2006. A copy of the press release is attached as an exhibit to this Current Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Exhibit

Item	Title

99.1	Press Release dated March 8, 2006

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Casinos, Inc. (Registrant)

Dated: March 9, 2006	/s/ Clifford L. Neuman Clifford L. Neuman, President